UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2008

LEGEND MEDIA, INC.

(Exact name of Registrant as specified in its charter)

Nevada		87-0602435
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9663 Santa Monica Blvd. #952
Beverly Hills, CA	90210
(Address of Principal Executive Offices)	(Zip Code)

(801) 244-2423
(Registrant's telephone number, including area code)

919 Gale Street, Salt Lake City, UT 84101
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 30, 2008, Legend Media, Inc. (the "Company") entered into a Loan Agreement (the "Kantor Loan Agreement") with Jonathan Kantor pursuant to which the Company and Mr. Kantor memorialized the terms of a bridge loan in the principal amount of $100,000 previously extended by Mr. Kantor for the benefit of the Company (the "Kantor Loan") on November 19, 2007. The Kantor Loan is evidenced by a promissory note (the "Kantor Promissory Note").

Also on March 30, 2008, the Company entered into a Loan Agreement (the "Blueday Loan Agreement," and together with the Kantor Loan Agreement, the "Loan Agreements") with Blueday Limited, a company incorporated in the British Virgin Islands ("Blueday"), pursuant to which the Company and Blueday memorialized the terms of a bridge loan in the principal amount of $250,000 previously extended by Blueday for the benefit of the Company (the "Blueday Loan," and together with the Kantor Loan, the "Loans") on November 19, 2007. The Blueday Loan is evidenced by a promissory note (the "Blueday Promissory Note").

Pursuant to the terms of the Loan Agreements, the Company must repay the Loans plus applicable Loan Fees (as defined below) by June 30, 2008. If the Company repays the outstanding principal amount of the Loans by April 1, 2008, then the Loan Fees will be $50,000 for the Kantor Loan and $125,000 for the Blueday Loan (each a "Loan Fee"). Any partial repayments delivered to Mr. Kantor or Blueday after April 1, 2008 will be applied in accordance with a formula set forth in the applicable Loan Agreement by dividing such partial repayments between the outstanding principal amount, the outstanding Loan Fee, and the applicable Additional Loan Fee due on the date of repayment. In the event that the Company does not pay a Loan in full, including the outstanding Loan Fee, on or before April 1, 2008, then, in addition to the outstanding principal amount and Loan Fee due, the Company must also pay to Mr. Kantor and Blueday, as applicable, an additional loan fee based on a percentage of the outstanding principal amount of the Loan at the time repayment is made (the "Additional Loan Fee"). If the Company does not repay a Loan by April 1, 2008 but repays such Loan in full, including the outstanding Loan Fee, on April 2, 2008 or the 44-day period thereafter (the "Initial 45-day Period"), the applicable Additional Loan Fee will be 10% of the outstanding principal amount of the loan at the time repayment is made. The Additional Loan Fee percentage amount increases in 10% increments for every 45-day period subsequent to the Initial 45-day Period and will continue to increase until the Company pays such Loan in full. In the event that the Company does not repay a Loan in full, including the outstanding Loan Fee and the applicable Additional Loan Fee, on or before June 30, 2008, then the Additional Loan Fee will continue to increase, and Mr. Kantor or Blueday will have the right to terminate the applicable Loan Agreement and declare any amounts owed on such Loan due and payable.

The Loan Agreements contain certain other provisions which are customary for agreements of this nature, such as representations, warranties and covenants.

On March 30, 2008, and pursuant to the terms of the Loan Agreements, the Company issued to each of Mr. Kantor and Blueday a Common Stock Purchase Warrant (the "Warrants") exercisable into 40,000 and 50,000 shares of the Company's common stock, respectively, at an exercise price equal to $2.50 per share, subject to adjustments under the terms of the Warrants. The Warrants are exercisable upon issuance and until the third anniversary of the issuance date of the Warrants. The Warrants may be exercised in a cashless manner.

Pursuant to the terms of the Loan Agreements, the Company granted to each of Mr. Kantor and Blueday certain registration rights for the common stock underlying the Warrants. If, at any time after March 30, 2008 but on or before November 19, 2009, the Company prepares and files a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or otherwise registers securities under the Securities Act as to any of its securities (other than under a registration statement on Form S-8 or Form S-4), the Company must give at least 20 calendar days' written notice to the holders of the Warrants before the filing of such registration statement or such registration. If requested by the holders of the Warrants in writing within 15 calendar days of receiving notice from the Company, the Company must include all of the shares of the Company's common stock underlying the Warrants in such registration statement. The number of shares registered in this manner may be reduced in the event that the Company conducts an underwritten registered offering in which the Company has been advised by the managing underwriter(s) that the number of shares underlying the Warrants requested to be included in such registration statement exceeds the number of securities which can be sold therein without adversely affecting the marketability of the registered offering.

The Company has attached hereto as Exhibits 4.1, 4.2, 10.1, 10.2, 10.3 and 10.4 respectively, copies of each of the Warrants, the Kantor Loan Agreement, the Kantor Promissory Note, the Blueday Loan Agreement, and the Blueday Promissory Note. The foregoing summaries are qualified in their entirety by the contents of the Warrants, the Kantor Loan Agreement, the Kantor Promissory Note, the Blueday Loan Agreement, and the Blueday Promissory Note.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information set forth under Item 1.01 above with respect to the Loan Agreements is incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 above with respect to the Warrants is incorporated by reference herein.

The issuance of the Warrants was, and the issuance of the common stock underlying the Warrants is expected to be, exempt from the registration requirements of the Securities Act pursuant to Section 4(2) thereof, insofar as: (i) the Company issued the Warrants to two accredited investors previously known to the Company; (ii) the Company restricted the transfer of the Warrants in accordance with the requirements of the Securities Act and will similarly restrict any shares of common stock issuable upon exercise of the Warrants; (iii) the issuance of the Warrants was not effected through any general solicitation or general advertising; (iv) Mr. Kantor and Blueday agreed to hold their Warrants and any shares of common stock issuable upon exercise of their Warrants for his or its own account and not on behalf of others; and (v) Mr. Kantor and Blueday represented that he or it acquired their Warrants for investment purposes only and not with a present intention to sell them or the shares of common stock underlying the Warrants.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit #	Description
4.1	Common Stock Purchase Warrant, dated as of March 30, 2008, issued by Legend Media, Inc. to Jonathan Kantor
4.2	Common Stock Purchase Warrant, dated as of March 30, 2008, issued by Legend Media, Inc. to Blueday Limited
10.1	Loan Agreement, dated as of March 30, 2008, between Legend Media, Inc. and Jonathan Kantor
10.2	Promissory Note, dated as of March 30, 2008, issued by Legend Media, Inc. to Jonathan Kantor
10.3	Loan Agreement, dated as of March 30, 2008, between Legend Media, Inc. and Blueday Limited
10.4	Promissory Note, dated as of March 30, 2008, issued by Legend Media, Inc. to Blueday Limited

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGEND MEDIA, INC.
Date: April 3, 2008	By:	/s/ Jeffrey Dash
Jeffrey Dash
Chief Executive Officer

Exhibit Index

Exhibit #	Description
4.1	Common Stock Purchase Warrant, dated as of March 30, 2008, issued by Legend Media, Inc. to Jonathan Kantor
4.2	Common Stock Purchase Warrant, dated as of March 30, 2008, issued by Legend Media, Inc. to Blueday Limited
10.1	Loan Agreement, dated as of March 30, 2008, between Legend Media, Inc. and Jonathan Kantor
10.2	Promissory Note, dated as of March 30, 2008, issued by Legend Media, Inc. to Jonathan Kantor
10.3	Loan Agreement, dated as of March 30, 2008, between Legend Media, Inc. and Blueday Limited
10.4	Promissory Note, dated as of March 30, 2008, issued by Legend Media, Inc. to Blueday Limited